UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2012

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XUN ENERGY, INC.
(Exact name of registrant as specified in its charter)

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Nevada	000-53466	26-1616719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12518 NE Airport Way Suite 148 No, 156 Portland, Oregon 97230
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (775) 200-0505 Not applicable. (Former name or former address, if changed since last report):

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On May 22, 2012, the Purchase and Sale Agreement dated January 31, 2012, as amended, and filed on Form 8-K on May 1, 2012, between Xun Oil Corporation (the “Xun Oil”), a wholly owned subsidiary of Xun Energy, Inc., and the Sellers (as defined therein), was amended to provide that the interest payment of $85,356.00 is due on or before May 29, 2012.

Item 9.01 Financial Statements and Exhibits

    (d) Exhibits:

Exhibit No.	Description
10.1

Amendment to Purchase and Sale Agreement dated May 22, 2012 between Xun Oil Corporation and Edwin S. Nichols, Thad Purcell, Barry L. Benton, Vesta, LP, Sean Sassin, Renee Sassin, James C. Gibson, and Susan G. Godwin and Edwin S. Nichols Exploration, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 24, 2012

XUN ENERGY, INC.

/s/ Jerry G. Mikolajczyk

By: Jerry G. Mikolajczyk

Title: President/CEO

EXHIBIT INDEX

Exhibit No.	Description
10.1

Amendment to Purchase and Sale Agreement dated May 22, 2012 between Xun Oil Corporation and Edwin S. Nichols, Thad Purcell, Barry L. Benton, Vesta, LP, Sean Sassin, Renee Sassin, James C. Gibson, and Susan G. Godwin and Edwin S. Nichols Exploration, Inc.